UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

PREMIUM RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Ontario, Canada

(State or other jurisdiction of incorporation)

000-14740	N/A
(Commission File Number)	(IRS Employer Identification No.)

Suite 3400, One First Canadian Place P.O. Box 130 Toronto, Ontario, Canada	M5X 1A4
(Address of principal executive offices)	(Zip Code)

(604) 770-4334

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Offices; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Company’s annual general and special meeting of shareholders (the “Annual Meeting”) held on June 3, 2025, the Company’s shareholders approved the Premium Resources Ltd. Long-Term Incentive Plan (the “Omnibus Plan”). A copy of the Omnibus Plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Following is a summary description of the material terms of the Omnibus Plan.

Summary of the Omnibus Plan

The Omnibus Plan provides for the award of Restricted Share Units (“RSUs”), Deferred Share Units (“DSUs”) and options to purchase Common Shares (“Options” and together with RSUs and DSUs, “Awards”) to directors, officers, employees, management company employees and consultants of the Company or a subsidiary of the Company, or an eligible charitable organization (collectively, “Eligible Persons”), as further described in the following summary. The RSUs, DSUs and Options issuable to any participant under the Omnibus Plan, or any pre-existing RSU Plan, DSU Plan or stock option plan of the Company, shall be hereinafter referred to as “Incentive Securities”.

Purpose

The purpose of the Omnibus Plan is to promote the long-term success of the Company and the creation of shareholder value by: (i) encouraging the attraction and retention of Eligible Persons; (ii) encouraging such Eligible Persons to focus on critical long-term objectives; and (iii) promoting greater alignment of the interests of such Eligible Persons with the interests of the Company, in each case as applicable to the type of Eligible Person to whom an Award is granted.

Plan Administration

The Omnibus Plan shall be administered and interpreted by the Board of Directors (the “Board”) or, if the Board by resolution so decides, by a committee appointed by the Board. The day-to-day administration of the Omnibus Plan may be delegated to such officers and employees of the Company as the Board determines. All actions taken and all interpretations and determinations made or approved by the Board in good faith shall be final and conclusive and shall be binding on any participants of the Omnibus Plan and the Company, subject to any required approval of TSX-V.

Common Shares Available for Awards

Unless otherwise approved by the TSX-V and the Common Shareholders (disinterested shareholders, if required) from time to time, the maximum aggregate number of Common Shares issuable in respect of all Incentive Securities granted or issued under the Company’s security-based compensation plans, at any point, shall not exceed 10% of the total number of issued and outstanding Common Shares on a non-diluted basis at such point in time. For greater certainty, this limitation applies to all Incentive Securities granted or issued under the Company’s security-based compensation plans at any point in time, including those held by insiders (as a group) at any point in time.

Participation Limits

The Omnibus Plan provides the following limitations on grants:

(a) the aggregate number of Common Shares issuable to any one consultant in any 12-month period in respect of Incentive Securities shall not exceed 2% of the issued and outstanding Common Shares on a non-diluted basis, calculated at the date an Award is granted to the consultant;

(b) the aggregate number of Common Shares issuable to any one person in any 12-month period in respect of Incentive Securities shall not exceed 5% of the issued and outstanding Common Shares on a non-diluted basis, calculated on the date an Award is granted to the person, unless the Company has obtained the requisite disinterested shareholder approval;

(c) the aggregate number of Common Shares issuable to all insiders (as a group) in any 12-month period in respect of Incentive Securities, shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis, calculated on the date an Award is granted to a particular insider, unless the Company has obtained the requisite disinterested shareholder approval;

(d) Eligible Persons who are investor relations service providers may only receive Options as Awards under the Omnibus Plan (if the Common Shares are listed on the TSX-V) and the aggregate number of Common Shares issuable to all investor relations service providers in respect of Incentive Securities in any 12-month period shall not exceed 2% of the issued and outstanding Common Shares on a non-diluted basis, calculated on the date an Award is granted to the investor relations service provider; and

(e) Eligible Persons who are eligible charitable organizations may only receive Options as Awards under the Omnibus Plan (if the Common Shares are listed on the TSX-V) and the aggregate number of Common Shares issuable to all eligible charitable organizations at any point in time in respect of Incentive Securities shall not exceed 1% of the issued and outstanding Common Shares on a non-diluted basis at such point in time. Options granted to eligible charitable organizations will not be included in the other limits set out in the Omnibus Plan.

(f) The Omnibus Plan also provides comprehensive provisions for participants who are U.S. Participants (as defined in the Omnibus Plan). Such terms include, among others, a limitation on the number of shares reserved for U.S. Participants (the “ISO Limit”). Under the ISO Limit, the maximum aggregate number of Common Shares issuable to U.S. Participants pursuant to Incentive Stock Options (as defined in the Omnibus Plan) is 42,898,647 Common Shares.

Eligibility and Participation

Subject to the provisions of the Omnibus Plan (including, without limitation, restrictions on grants to investor relations service providers and eligible charitable organizations) and such other terms and conditions as the Board may prescribe, the Board may, from time to time, grant Awards of RSUs, DSUs and Options to all categories of Eligible Persons.

General Vesting Requirement

No Award granted or issued under the Omnibus Plan, other than Options, may vest before the date that is one year following the date it is granted or issued. Subject to the approval of the TSX-V with respect to Awards held by investor relations service providers, vesting may be accelerated by the Board for Awards held by a participant in the event of death or who ceases to be an Eligible Person under the Omnibus Plan in connection with a change of control, take-over bid, reverse takeover or other similar transaction. All Options granted to investor relations service providers must vest and become exercisable in stages over a period of not less than 12 months, with no more than ¼ of such Options vesting and becoming exercisable in any three-month period.

Description of RSUs

A RSU is an Award that is a bonus for services rendered in the year of grant that, upon settlement, entitles the participant to receive a number of Common Shares equal to the number of RSUs credited to a participant’s account on certain vesting dates.

RSUs shall be subject to such restrictions as the Board, in its discretion, may establish or determine in the applicable award agreement (“Award Agreement”) or at the time an Award is granted. Unless otherwise provided for in an Award Agreement, all RSUs will vest and become payable by the issuance of Common Shares at the end of the restricted period as specified by the Board in the applicable Award Agreement. Unless otherwise determined by the Board, upon the occurrence of a change of control event, all restrictions upon any RSUs shall lapse immediately and all such RSUs shall become fully vested.

Effect of Termination on RSUs

Except as otherwise set forth in an applicable Award Agreement and subject to the provisions of the Omnibus Plan, RSUs shall be subject to the following conditions:

(a) Death: upon death of a participant, any RSUS granted to such participant which, prior to the participant’s death, had not vested, will be immediately and automatically forfeited and cancelled; Any RSUs granted to such participant, which prior to the participant’s death, had vested, will accrue to the participant’s estate in accordance with the provisions of the Omnibus Plan;

(b) Termination of Employment or Service for Cause: where a participant’s employment is terminated by the Company or a subsidiary of the Company for cause, or where a participant’s consulting agreement is terminated as a result of the participant’s breach, all RSUs granted to such participant will be immediately and automatically forfeited and cancelled;

(c) Termination of Employment or Service for Cause, Voluntary Termination, Retirement or Disability: where a participant’s employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination, due to retirement or due to disability, or where a participant’s consulting agreement is terminated for a reason other than the participant’s breach or due to disability, any RSUs granted to such participant which, prior to termination, had not vested, will be immediately and automatically forfeited and cancelled. Any RSUs granted to such participant, which prior to termination, had vested, will accrue to the participant in accordance with the provisions of the Omnibus Plan; and

(d) Directorships: where participant ceases to be a director for any reason, any RSUs granted to such participant which, prior to cessation, have not vested, will be immediately and automatically forfeited and cancelled. Any RSUs granted to such participant, which prior to cessation, have vested, will accrue to the participant in accordance with the provisions of the Omnibus Plan.

Description of DSUs

A DSU is an Award that is payable after the effective date that a participant ceases to be an Eligible Person under the Omnibus Plan, subject to certain vesting criteria. Unless otherwise determined by the Board, upon the occurrence of a change of control event, all DSUs shall become fully vested.

The payment of DSUs will occur on the date that is designated by the participant and communicated to the Company by the participant in writing at least 15 days prior to the designated day, or such earlier date as the participant and Company may agree. If no notice is given by the participant for a designated day, the DSUs shall be payable on the first anniversary of the date on which the participant ceases to be an Eligible Person for any reason or any earlier period on which the DSUs vested, as the case may be, at the sole discretion of the participant.

Election by Directors – DSUs

Under the Omnibus Plan, directors may elect to receive directorship fees in the form of DSUs which election must be made within certain timeframes as specified in the Omnibus Plan. In case of an election by a director, the number of DSUs to be credited shall be determined by dividing applicable directorship fees with the Market Price (as defined in the Omnibus Plan) on the Grant Date (as defined in the Omnibus Plan) of the DSUs or if more appropriate, another trading range that best represents the period for which the DSUs were earned (subject to minimum pricing requirements under TSX-V policies). No fractional DSUs shall be credited to any director.

Description of Options

An Option is an Award that gives a participant the right to purchase one Common Share at a specified price in accordance with the terms of the Option and the Omnibus Plan. The exercise price of the Options shall be determined by the Board at the time the Option is granted but in no event shall such exercise price be lower than the discounted Market Price permitted by the TSX-V.

The maximum term of any Option shall not exceed 10 years and the Board shall determine the vesting, performance and other conditions, if any, that must be satisfied before all or part of an Option may be exercised, subject to any vesting restrictions set out in Exchange Policy 4.4. Unless otherwise determined by the Board, upon the occurrence of a change of control event, all Options shall become fully vested except for Options held by investor relations service providers which acceleration is subject to acceptance of the TSX-V.

Options will be exercised pursuant to their applicable Award Agreement (as defined in the Omnibus Plan) which exercise shall be contingent upon receipt by the Company of a written notice of exercise set forth in the applicable Award Agreement and of a form of cash payment acceptable to the Company for the full purchase price of the Common Shares to be issued.

Effect of Termination on Options

Except as otherwise set forth in an applicable Award Agreement and subject to the provisions of the Omnibus Plan, Options shall be subject to the following conditions:

(a) Death: upon death of a participant, any Options held by such participant at the date of death shall be exercisable (by an inheritor or the participant’s estate) for a period of 120 days after the date of death or prior to the expiration of the Option, whichever is sooner, only to the extent the participant was entitled to exercise the Option at the date of death of such participant;

(b) Termination of Employment or Service for Cause: where a participant’s employment is terminated by the Company or a subsidiary of the Company for cause, or where a participant’s consulting agreement is terminated as a result of the participant’s breach, no Option shall be exercisable from the date of termination as determined by the Board;

(c) Termination of Employment or Service without Cause, Voluntary Termination or Retirement: where a participant’s employment is terminated by the Company or a subsidiary of the Company without cause, by voluntary termination, due to retirement, or where a participant’s consulting agreement is terminated for a reason other than the participant’s breach, any Options held by such participant at the date of termination shall be exercisable for a period of 90 days (or such longer period, not to exceed 12 months, as may be specified by resolution of the Board) after the date of termination determined by the Board or prior to the expiration of the Option, whichever is sooner, only to the extent the participant was entitled to exercise the Option at the date of termination;

(d) Disability: where a participant’s employment or consulting agreement is terminated by the Company or a subsidiary of the Company due to disability, any Options held by such participant at the date of termination shall be exercisable for a period of 120 days after the date of termination determined by the Board or prior to the expiration of the Option, whichever is sooner, only to the extent the participant was entitled to exercise the Option at the date of termination; and

(e) Directorships: where a participant ceases to be a director for any reason, any Options held by such participant on the Cessation Date (as defined in the Omnibus Plan) shall be exercisable for a period of 90 days (120 days in case of termination due to disability) or such longer period, not to exceed 12 months, as may be specified by resolution of the Board after the Cessation Date or prior to the expiration of the Option, whichever is sooner, only to the extent the director was entitled to exercise the Option at the Cessation Date.

Non-Transferability of Awards

No Award and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a participant otherwise than by will or by the laws of descent and distribution. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company.

Amendment and Termination of the Omnibus Plan

The Board may at any time or from time to time, in its sole and absolute discretion, amend, suspend, terminate or discontinue the Omnibus Plan and may amend the terms and conditions of any Awards granted thereunder, subject to:

(i) any required approval of any applicable regulatory authority or the TSX-V; and (ii) any required approval of Common Shareholders in accordance with the TSX-V Policy or applicable law. Without limitation, Common Shareholder approval shall not be required for the following amendments:

(a) amendments to fix typographical errors;

(b) amendments to clarify existing provisions of the Omnibus Plan that do not have the effect of altering the scope, nature and intent of such provisions; and

(c) amendments that are necessary to comply with applicable law or the requirements of the TSX-V.

Amendments to Awards

Subject to compliance with applicable laws and TSX-V policies, the Board may make amendments or alterations to Awards, provided that no amendment or alteration shall be made which would impair the rights of any participant, without such participant’s consent, provided that no such consent shall be required if the amendment or alteration is:

(i) either required or advisable in respect of compliance with any law, regulation or requirement of any accounting standard; or

(ii) not reasonably likely to significantly diminish the benefits provided under such Award.

The Company will be required to obtain disinterested Shareholder approval in accordance with TSX-V Policy in respect of any extension or reduction in the exercise price of Options granted to any participant if the oarticipant is an insider at the time of the proposed reduction or extension.

The Company’s press release announcing the foregoing items is furnished herewith as Exhibit 99.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2025, the Company held its annual general and special meeting of shareholders (the “Annual Meeting”), at which seven proposals were submitted to the Company’s shareholders. A quorum was present for the Annual Meeting. The eight director nominees were elected and all other matters were approved by shareholders. The voting results with respect to each matter are set out below. The Company’s press release announcing the Annual Meeting results is attached hereto as Exhibit 99.1.

Proposal #1

To elect eight (8) directors of the Company for the ensuing year.

Name	For	Against	Abstentions	Broker Non-Votes
Mark Christensen	95,975,714	0	317,880	0
James Gowans	96,082,499	0	211,095	0
Jason LeBlanc	96,134,599	0	158,995	0
Normal MacDonald	96,134,599	0	158,995	0
Paul Martin	96,134,599	0	158,995	0
Morgan Lekstrom	96,091,499	0	202,095	0
Chris Leavy	96,091,499	0	202,095	o
André van Niekerk	96,091,499	0	202,095	0

Proposal #2

To appoint the independent auditor of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditor.

For	Against	Abstentions	Broker Non-Votes
96,198,474	0	95,120	0

Proposal #3

To consider and, if thought advisable, to approve, with or without variation, a special resolution approving the continuance of the Company out of the jurisdiction of Ontario under the Business Corporations Act (Ontario) and into the jurisdiction of British Columbia under the Business Corporations Act (British Columbia), and the repeal and replacement of the Company’s articles and by-laws in connection therewith with new notice of articles, articles and by-laws, respectively, as more particularly described in the Information Circular.

For	Against	Abstentions	Broker Non-Votes
95,015,861	1,277,733	0	0

Proposal #4

To consider and, if thought advisable, to approve, with or without variation, a special resolution approving the change of name of the Company to “Nexus Critical Metals and Mining Corp.”, or such other name as may be determined by the board of directors of the Company.

For	Against	Abstentions	Broker Non-Votes
96,097,334	196,260	0	0

Proposal #5

To consider and, if thought advisable, to approve, with or without variation, a special resolution approving the consolidation of the Common Shares.

For	Against	Abstentions	Broker Non-Votes
95,474,974	818,620	0	0

Proposal #6

To consider and, if thought advisable, pass, with or without variation, an ordinary resolution (the “Omnibus Plan Resolution”) confirming and approving the Company’s new omnibus equity incentive plan.

For	Against	Abstentions	Broker Non-Votes
94,769,550	1,524,044	0	0

Item 7.01 Regulation FD Disclosure.

On June 4, 2025, the Company issued a press release announcing the matters disclosed in this Current Report on Form 8-K, which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Premium Resources Ltd. Long-Term Incentive Plan

10.2	Form of RSU Award Agreement under Premium Resources Ltd. Long-Term Incentive Plan

10.3	Form of DSU Award Agreement under Premium Resources Ltd. Long-Term Incentive Plan

10.4	Form of Option Award Agreement under Premium Resources Ltd. Long-Term Incentive Plan

99.1	Press Release dated June 4, 2025*

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIUM RESOURCES LTD. (Registrant)

By:	/s/ Morgan Lekstrom
Morgan Lekstrom
Chief Executive Officer

Date: June 6, 2025